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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                           Date of Report June 4, 2003
                  Date of Earliest event reported June 4, 2003



                          The Neiman Marcus Group, Inc.
             (Exact name of registrant as specified in its charter)


                           Commission file no. 1-9659


              Delaware                                95-4119509
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    (State or other jurisdiction of                (I.R.S. Employer
     incorporation or organization)                Identification No.)


            One Marcus Square
            1618 Main Street
              Dallas, Texas                                   75201
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       (Address of principal executive offices)             (Zip code)



      Registrant's telephone number, including area code: (214) 741-6911
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                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c) Exhibits.

                  99.1 Press release dated June 4, 2003 announcing financial results for the fiscal third quarter and fiscal year-to-date ended May 3, 2003.


ITEM 9.     REGULATION FD DISCLOSURE.

In accordance with SEC Release No. 33-8216, the information in this Form 8-K, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under this "Item 9. Regulation FD Disclosure." This information is being furnished, not filed, pursuant to Item 12. Accordingly, this information will not be incorporated by reference into any registration statement filed by The Neiman Marcus Group, Inc. under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

On June 4, 2003, The Neiman Marcus Group, Inc. issued a press release announcing its results of operations and financial condition for the fiscal third quarter and fiscal year-to-date ended May 3, 2003. A copy of this press release is attached as Exhibit 99.1.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE NEIMAN MARCUS GROUP, INC.



Date:  June 4, 2003                         By:  /s/ T. Dale Stapleton
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                                                T. Dale Stapleton Vice
                                                President and Controller
                                                (principal accounting
                                                officer of the registrant)